National Financial Partners Corp. Goldman Sachs Small Cap Growth Conference

March 10, 2005

About Forward-Looking Statements

Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, Cash earnings, Cash earnings per diluted share, acquisitions or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements. These forward-looking statements are based on management’s current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance. Actual results may differ materially from those contemplated by forward-looking statements. The Company refers you to its filings with the SEC, including its most recent registration statement on Form S-1 for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements. Forward-looking statements made during this presentation speak only as of today’s date. The Company expressly disclaims any obligation to update or revise any forward-looking statements.

Explanatory Note on Non-GAAP Financial Information

The historical and forward-looking financial information in this presentation includes performance measures called Cash earnings and Cash earnings per diluted share (“Cash EPS”), both of which are based on methodologies other than Generally Accepted Accounting Principles (“GAAP”). Cash earnings is defined as GAAP net income excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets. Cash EPS is calculated by dividing Cash earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. National Financial Partners Corp. (“NFP” or the “Company”) uses these measures in analyzing its performance; it believes these measures are of interest to the investment community because they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that is not otherwise apparent under GAAP. Cash earnings and Cash EPS should not be viewed as substitutes for GAAP net income and GAAP net income per share, respectively. Reconciliations of Cash earnings to GAAP net income and Cash EPS to GAAP net income per share, the most directly comparable GAAP measures, are included on the following page within this presentation as well as in NFP’s Quarterly Financial Supplements available on the Company’s Web site at www.nfp.com.

Reconciliation of Net Income to Cash Earnings (Dollars in thousands, except per share data)

2004

2003

2002

2001

2000

GAAP Net income (loss)

$ 40,142

$ 23,501

$ 11,593

$ (5,742)

$ (11,608)

Amortization of intangibles

19,550

16,461

13,321

15,476

11,990

Depreciation

6,658

4,748

3,106

2,836

1,350

Impairment of goodwill and intangible assets

4,791

9,932

1,822

4,394

2,503

Cash earnings

$ 71,141

$ 54,642

$ 29,842

$ 16,964

$ 4,235

GAAP net income (loss) per diluted share

$ 1.10

$ 0.74

$ 0.40

$ (0.24)

$ (0.52)

Amortization of intangibles

0.53

0.52

0.47

0.64

0.54

Depreciation

0.18

0.15

0.11

0.12

0.06

Impairment of goodwill and intangible assets

0.13

0.31

0.06

0.18

0.11

Cash EPS

$ 1.94

$ 1.72

$ 1.04

$ 0.70

$ 0.19

Note:

The sum of the per-share components of Cash EPS may not agree to Cash EPS due to rounding.

Key Investment Highlights

Leading pure-play high-end financial services distribution company

Proven performance since inception in 1999

Diverse, complementary markets served

High net worth life insurance and wealth transfer

Entrepreneurial corporate benefits

Investment advisory

Targeted long-term Cash EPS growth of 20%

Q4 2004 growth over Q4 2003 +27%

Leading Distributor of Financial Services Products

NFP THIRD-PARTY DISTRIBUTOR

(Over 200 at 2/16/05)

NFP OWNED FIRM

(150 at 2/16/05)

Target high net worth and entrepreneurial corporate marketplace

Acquire established independent producers

Diversified revenue stream

Life insurance & wealth transfer

Corporate & executive benefits

Financial planning & investment advisory services

Scale platform that enables link between manufacturer and producer

NFP CORPORATE

(NEW YORK, NY)

NFP SECURITIES, INC.

NFP INSURANCE SERVICES, INC.

(AUSTIN, TX)

Puerto Rico

Over 1,500 producers in 41 states and Puerto Rico

Significant Barriers to Entry Continued Leadership

Highland – A Strategic Scale Transaction

Largest transaction to date with 2004 revenues of approximately $62 million

Highland represents 11 firms with 21 offices nationally

Transaction more than doubles NFP’s life brokerage general agent (BGA) revenues

Geographic expansion through the addition of Pacific Northwest, Midwest, and non-Florida Southeast regions

Enhances NFP’s profile and relationships with life insurance companies

Highland – Institutional Market Presence

Adds an institutional business with significant potential for adding new relationships

Highland’s insurance production is approximately 45% institutional

A common administrative and processing platform

Provides growth opportunities for NFP firms to leverage Highland’s expertise

Highland - An Attractive Deal Structure Key Deal Metrics - ($ in millions) Cash to Investors & Option Holders - $ 22.7 Cash & Stock to Stock Holders - 16.9 Principal Payment - 7.4 -8.8 Total Price Range $ 47.0 - $48.4 Annual Revenues of Approximately $62 million in 2004

Key Business Drivers

Internal “Same Store” Revenue Growth

Acquire high-performing firms with strong track record

Significant financial incentives to reward growth

Access to intellectual and financial capital

Scale with product manufacturers and joint work opportunities

Acquisition Growth

151 owned firms through acquisitions since 1999 inception

Healthy pipeline

Transactions immediately EPS accretive

Acquired firms generate strong free cash flow

Leveraging a Scaleable Corporate Platform

Corporate functions generally built out

Centralization of certain back-office operations for firms

Public company costs somewhat higher than originally anticipated

Same Store Revenue Growth

1999 – 2004 Average:

13.5%

2002 Full Year:

4.8%

2003 Full Year:

13.5%

Long-Term Targeted Growth Rate of High Single-Digits

Variables affecting growth rates include:

- Quality of firms

- Mix of business

- Demographic trends

- Competitive environment

- Cross-selling success

- Appropriate incentives

- Legislative changes

- NFP growth platform

- Many other factors

2004 Full Year

16.2%

Successful Acquisition Program

Total NFP-Owned Firms

(at Period End)

145

151

130

111

88

74

52

2004

2003

2002

2001

2000

1999

Mar-05

Strong Track Record

151 owned firms

Average purchase price: $3.3mm

Average consideration: 45% stock

Average firm operating history at time of acquisition: 12-15 years

Average Principal age: 51 years

The NFP Transaction Model

Transaction Example

Philosophy

Exhaustive business & legal due diligence

Target the highest quality distributors

Acquired earnings typically calculated using recurring revenue

Economic alignment

Entrepreneur “sells” 50% of free cash flow (“Base”)

NFP pays approximately 5.0x Base

NFP retains preferred position in earnings and full upside participation

Ongoing management contract creates value for entrepreneur

Total revenue

$ 3,000,000

Operating expenses

$ (1,500,000)

Earnings before owners compensation (Target)

$ 1,500,000

Percent of earnings capitalized

50%

Amount capitalized (Base)

$ 750,000

Initial acquisition multiple

5.0x

Initial purchase price for 50% of economics

$ 3,750,000

Typical Economics

Transaction structure generates strong free cash flow and is immediately EPS accretive

Unique Acquisition Model

Earns Management Fees Acquires 100%

Principal(s) Are

Independent

Contractor(s)

Current

Operating

Company

Management Contract Provides for:

Principals’ ability to manage day-to-day operations of NFP’s subsidiary

Share financially in growth of business

Access to Best Practices and resources of the NFP system

Non-Compete / Non-Solicit Covenants

Becomes

Subsidiary

of NFP

Transferable Asset with Value

Combines Resources of a Large Company with Entrepreneurial Spirit

Ongoing Growth Incentives

Ongoing Bonus Plan

Subsequent three-year periods

Initial Earnout

End of year 3

Bonus from NFP’s

Share of Growth

Average

Growth Rate

Contingent

Consideration

Avg. Growth

Above Prior Levels

<10%

0%

20%

25%

35%+

40%

<10%

0.0x

20%

2.5x

35%+

5.0x

Successful Acquisition Program

Base Earnings Acquired Annually ($ Millions)

$25.0

$21.3

$17.6

$17.3

$20.0

$15.8

$16.4

$14.2

$15.0

$11.6

$7.5

$15.0

$10.0

$5.0

$8.3

$0.0

2004

2003

2002

2001

2000

1999

YTD

2005(1)

Strong Track Record

Met or exceeded budgeted acquisitions in five of six years

Capital flexibility allows NFP to be opportunistic

Large universe of potential future acquisitions

Notes:

Reflects gross base earnings acquired for each period and does not reflect restructures and/or dispositions.

(1) Year-to-date 2005 includes Base earnings for eleven closed acquisitions and two transactions ($7.5 million of Base earnings) where NFP has entered into a definitive agreement to acquire firms.

The NFP Growth Platform

Carrier Selection

Contracts

Underwriting Advocacy

Strategies

NFP Brokerage

Executive Benefits

Employee Benefits

Contracts

Client Extension Programs

Technology / Marketing

Securities Products

Financial Planning

Asset Allocation

Client Reporting

Asset Management

WEB ENABLED ACCESS

Firm Relations Director

BROKER-DEALER/ RIA

Reporting

MIS

Capital

Accounting

Compliance

Corporate

Cash

Management

Fourth Quarter 2004 Highlights

Revenue increased to 45% to $203.5 million in the quarter and 38% to $639.5 million for the full year

Cash EPS increased 27% to $0.56 in the quarter and 13% to $1.94 for the full year

“Same store” revenue growth of 21.0% in the quarter and 16.2% for the full year

18 acquisitions completed in 2004 representing $17.3 million of “base earnings”

Key Accomplishments Since IPO

Objective

Result

38% in 2004

30% in 2004

27% growth 4Q04 YTD – first comparable quarter since IPO

16.2% 2004;

13.5% average 2000 – 2004

Acquired 18 firms with $17.3 million of Base earnings in 2004; healthy pipeline

Reduced debt/capitalization from 12.1% pre-IPO to 0.0% at end of 2004

Robust revenue growth

Robust Cash earnings growth

Robust Cash EPS growth

High single digits “Same Store” revenue growth

Ongoing targeted acquisitions

Conservative capital structure

Commitment to Delivering Shareholder Value

Corporate Headquarters

National Financial Partners

787 7th Avenue, 11th Floor

New York, NY 10036

phone 212.301.4000

www.nfp.com